UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2016

PARATEK PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36066	33-0960223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Park Plaza Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 807-6600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On May 13, 2016, the Board of Directors of Paratek Pharmaceuticals, Inc. (the “Company”) dismissed CohnReznick LLP as its independent registered public accounting firm, effective immediately. The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) approved the dismissal of CohnReznick LLP.

The reports of CohnReznick LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 and on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through May 13, 2016 there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with CohnReznick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of CohnReznick LLP would have caused CohnReznick LLP to make reference thereto in its reports on the consolidated financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

(b)On May 13, 2016 the Company’s Board of Directors approved the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through May 13, 2016 neither the Company nor anyone on its behalf consulted with Ernst & Young LLP, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The Company has authorized CohnReznick LLP to respond fully to any inquiries of Ernst & Young LLP.

The Company provided CohnReznick LLP with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that CohnReznick LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements herein. A copy of CohnReznick LLP’s letter dated May 16, 2016 is filed as Exhibit 16.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

No.	Description
16.1	Letter dated May 16, 2016 from CohnReznick LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARATEK PHARMACEUTICALS, INC.

Date: May 16, 2016	By:	/s/ Douglas W. Pagán
Douglas W. Pagán
Chief Financial Officer

EXHIBIT INDEX

No.	Description
16.1	Letter dated May 16, 2016 from CohnReznick LLP to the Securities and Exchange Commission.